Transactions with Williams	12 Months Ended
Dec. 31, 2011
Transactions with Williams [Abstract]
Transactions with Williams

Note 4. Transactions with Williams

During the fourth quarter of 2011, the Contribution and recapitalization of the Company was completed, whereby common stock held by Williams converted into approximately 197 million shares of WPX common stock. We also entered into agreements with Williams in connection with our separation from Williams. These agreements include:

•

A Separation and Distribution agreement for, among other things, the separation from Williams and the distribution of WPX common stock, the distribution of a portion of the net proceeds from the debt financing as well as agreements between us and Williams, including those relating to indemnification;

•

A tax sharing agreement, providing for, among other things, the allocation between Williams and WPX of federal, state, local and foreign tax liabilities for periods prior to the distribution and in some instances for periods after the distribution;

•	An employee matters agreement discussed below; and

•	A transition services agreement discussed below.

Personnel and related services

As previously discussed, our domestic operations were contributed to WPX Energy, Inc. on July 1, 2011. On June 30, 2011, certain entities that were contributed to us on July 1, 2011 withdrew from the Williams’ benefit plans and terminated their personnel services agreements with Williams’ payroll companies. Simultaneously, two new administrative service entities owned and controlled by Williams executed new personnel services agreements with the payroll companies and joined the Williams plans as participants. The effect of these transactions is that none of the companies contributed to WPX Energy in June 2011 had any employees. Through December 30, 2011, these service entities employed all personnel that provided services to the Company and remained owned and controlled by Williams.

In connection with the spin-off, we entered into an Employee Matters Agreement with Williams that set forth our agreements with Williams as to certain employment, compensation and benefits matters. The Employee Matters Agreement provides for the allocation and treatment of assets and liabilities arising out of employee compensation and benefit programs in which our employees participated prior to January 1, 2012. In connection with the spin-off, we provided benefit plans and arrangements in which our employees will participate going forward. Generally, other than with respect to equity compensation (discussed below), from and after January 1, 2012, we will sponsor and maintain employee compensation and benefit programs relating to all employees who transferred to us from Williams in connection with the spinoff through the contribution of two newly established service entities that employees of Williams were moved to prior to the spinoff. The Employee Matters Agreement provides that Williams will remain solely responsible for all liabilities under The Williams Companies Pension Plan, The Williams Companies Retirement Restoration Plan and The Williams Companies Investment Plus Plan. No assets and/or liabilities under any of those plans will be transferred to us or our benefit plans and our employees ceased active participation in those plans as of January 1, 2012. At December 31, 2011, certain paid time off accruals approximating $13 million were transferred from Williams to us and are reflected in accrued liabilities. Additionally, while we have been charged for these costs, Williams remains responsible for any bonus amounts to be paid to our employees for the 2011 year which are currently estimated to be $19 million.

All outstanding Williams equity awards (other than stock options granted prior to January 1, 2006) held by our employees as of the spin-off were converted into WPX equity awards, issued pursuant to a plan that we established. See Note 14. In addition, outstanding Williams stock options that were granted prior to January 1, 2006 and held by our employees and Williams’ other employees as of the date of the spin-off were converted into options to acquire both WPX common stock and Williams common stock, in the same proportion as the number of shares of WPX common stock that each holder of Williams common stock received in the spin-off. The conversion maintained the same intrinsic value as the applicable Williams equity award as of the date of the conversion.

Until the spin-off, Williams charged us for the payroll and benefit costs associated with operations employees (referred to as direct employees) and carried the obligations for many employee-related benefits in its financial statements, including the liabilities related to employee retirement and medical plans. Our share of those costs was charged to us through affiliate billings and reflected in lease and facility operating and general and administrative within costs and expenses in the accompanying Consolidated Statement of Operations.

In addition, Williams charged us for certain employees of Williams who provide general and administrative services on our behalf (referred to as indirect employees). These charges were either directly identifiable or allocated to our operations. Direct charges included goods and services provided by Williams at our request. Allocated general corporate costs were based on our relative usage of the service or on a three-factor formula, which considers revenues; properties and equipment; and payroll. Our share of direct general and administrative expenses and our share of allocated general corporate expenses was reflected in general and administrative expense in the accompanying Consolidated Statement of Operations. In management’s estimation, the allocation methodologies used are reasonable and result in a reasonable allocation to us of our costs of doing business incurred by Williams.

We have entered into a transition services agreement with Williams under which Williams will provide to us, upon our request and on an interim basis, various corporate support services subsequent to the spin-off. These services consist generally of the services that have been provided to us on an intercompany basis prior to the spin-off. These services relate to;

•	treasury services;

•	finance and accounting;

•	tax;

•	internal audit;

•	investor relations;

•	payroll and human resource administration;

•	information technology;

•	legal and government affairs;

•	insurance and claims administration;

•	records management;

•	real estate and facilities management;

•	sourcing and procurement; and

•	mail, print and other office services.

Pursuant to the transition services agreement, Williams will provide certain services for up to one year after the spin-off. Williams will provide the services and we will pay Williams’ costs, including Williams’ direct and indirect administrative and overhead charges allocated in accordance with Williams’ regular and consistent accounting practices. The transition services agreement may be terminated by either us or Williams upon 60 days notice after the spin-off. In addition, Williams may immediately terminate any of the services it provides under the transition services agreement if it determines that the provision of such services involves certain conflicts of interest between Williams and us or would cause Williams to violate applicable law.

Other arrangements with Williams or its affiliates

We also have operating activities with WPZ and another Williams subsidiary. Our revenues include revenues from the following types of transactions:

•	Sales of natural gas liquids (NGLs) related to our production to WPZ at market prices at the time of sale and included within our oil and gas sales revenues; and

•

Sales to WPZ and another Williams subsidiary of natural gas procured by WPX Energy Marketing for those companies’ fuel and shrink replacement at market prices at the time of sale and included in our gas management revenues.

Our costs and operating expenses include the following services provided by WPZ:

•	Gathering, treating and processing services under several contracts for our production primarily in the San Juan and Piceance Basins; and

•	Pipeline transportation for both our oil and gas sales and gas management activities which includes commitments totaling $401 million (see Note 12 for capacity commitments with affiliates).

In addition, through an agency agreement, we manage the jurisdictional merchant gas sales for Transcontinental Gas Pipe Line Company LLC (Transco), an indirect, wholly owned subsidiary of WPZ. We are authorized to make gas sales on Transco’s behalf in order to manage its gas purchase obligations. We receive all margins associated with jurisdictional merchant gas sales business and, as Transco’s agent, assume all market and credit risk associated with such sales. Gas sales and purchases related to our management of these jurisdictional merchant gas sales are included in gas management revenues and expenses, respectively, in the Consolidated Statement of Operations and the margins we realized related to these activities totaled less than $1 million in each of the years ended December 31, 2011, 2010 and 2009. We have signed an agreement with Williams under which these contracts will be assigned to them in the near term.

During fourth-quarter 2010, the Company sold certain gathering and processing assets in Colorado’s Piceance Basin (the Piceance Sale) with a net book value of $458 million to WPZ, an entity under the common control of Williams, in exchange for $702 million in cash and 1.8 million WPZ limited partner units. As the Company and WPZ were under common control at that time, no gain was recognized on this transaction in the Consolidated Statement of Operations. Accordingly, the $244 million difference between the cash consideration received and the historical net book value of the assets has been reflected in the Consolidated Statement of Equity for the year ended December 31, 2010. Since the WPZ units received in this transaction by the Company were intended to be (and were, as described below) distributed through a dividend to Williams, these units (as well as the tax effects associated with these units of $42 million) have been presented net within equity and are included in net transfers with Williams in 2010. Further, as a result of the limitations on the Company’s ability to sell these units and the subsequent dividend to Williams, no gains on the value of the common units during the holding period have been recognized in the Consolidated Statement of Operations. In conjunction with the Piceance Sale, we entered into long-term contracts with WPZ for gathering and processing of our natural gas production in the area. Due to the continuation of significant direct cash flows related to these assets, historical operating results of these assets have been presented in the Consolidated Statement of Operations as continuing operations for periods prior to the sale. In March 2011, the 1.8 million WPZ units and related tax basis were distributed via dividend to Williams.

We have managed a transportation capacity contract for WPZ. To the extent the transportation is not fully utilized or does not recover full-rate demand expense, WPZ reimburses us for these transportation costs. These reimbursements to us totaled approximately $11 million, $10 million and $9 million for the years ended December 31, 2011, 2010 and 2009, respectively, and are included in gas management revenues. We have signed an agreement with WPZ under which these contracts will be assigned to them in the near term.

WPZ periodically entered into derivative contracts with us to hedge their forecasted NGL sales and natural gas purchases. We entered into offsetting derivative contracts with third parties at equivalent pricing and volumes. These contracts are included in derivative assets and liabilities on the Consolidated Balance Sheet at December 31, 2010. No contracts existed at December 31, 2011.

Prior to December 1, 2011 we participated in Williams centralized approach to cash management and the financing of its businesses. Daily cash activity from our domestic operations was transferred to or from Williams on a regular basis and was recorded as increases or decreases in the balance due under unsecured promissory notes we had in place with Williams through June 30, 2011, at which time the notes were cancelled by Williams. The amount due to Williams at the time of cancellation was $2.4 billion and is reflected as an increase in owner’s net investment. Through fourth-quarter 2011, an additional $162 million was cancelled and reflected as an increase in owner’s net investment. The notes reflected interest based on Williams’ weighted average cost of debt and such interest was added monthly to the note principle. The interest rate for the notes payable to Williams was 8.08%, 8.08% and 8.01% at June 30, 2011, December 31, 2010 and 2009, respectively.

Under Williams’ cash-management system, certain cash accounts reflected negative balances to the extent checks written had not been presented for payment. These negative amounts represented obligations and were reclassified to accounts payable-affiliate. Accounts payable-affiliate includes approximately $38 million of these negative balances at December 31, 2010. On December 1, 2011, we initiated our own cash management system as we began self-funding our operations. To the extent that certain cash accounts reflect negative balances, that obligation is reflected within our external accounts payable.

On August 25, 2011, we entered into a 10.5 year lease for our present headquarters office with Williams Headquarters Building Company, a direct subsidiary of Williams. We estimate the annual rent payable by us under the lease to be approximately $4 million per year.

Below is a summary of the transactions with Williams or its affiliates (including amounts in discontinued operations) discussed above:

	2011	2010	2009
	(Millions)
Product revenues—sales of NGLs to WPZ	$258	$277	$116
Gas management revenues—sales of natural gas for fuel and shrink to WPZ and another Williams subsidiary	586	509	431
Lease and facility operating expenses from Williams-direct employee salary and benefit costs	21	23	23
Gathering, processing and transportation expense from services with WPZ:
Gathering and processing	298	163	72
Transportation	44	25	28
General and administrative from Williams:
Direct employee salary and benefit costs	111	102	100
Charges for general and administrative services	62	58	60
Allocated general corporate costs	62	64	63
Other	16	12	13
Interest expense on notes payable to Williams	96	119	92

In addition, the current amount due to or from affiliates consists of normal course receivables and payables resulting from the sale of products to and cost of gathering services provided by WPZ. Below is a summary of these payables and receivables and other assets and liabilities with Williams and its affiliates:

	December 31,
	2011	2010
	(Millions)
Current:
Accounts receivable:
Due from WPZ and another Williams subsidiary	$62	$60

Other noncurrent assets—Due from Williams	$11	$—

Accounts payable:
Due to WPZ	$35	$12
Due to Williams for cash overdraft	—	38
Due to Williams for accrued payroll and benefits	10	14
Due to Williams for administrative expenses	14	—

	$59	$64

Noncurrent liability to Williams	$48	$—